                       TRANSACT TECHNOLOGIES INCORPORATED

                                  EXHIBIT 10.27


                                 LEASE AMENDMENT

         This Lease Amendment, dated as of December 2, 1996, is by and between BOMAX PROPERTIES, a New York general partnership with an office at 42 Esty Drive, Ithaca, New York 14850 ("Lessor"), ITHACA PERIPHERALS, a division of MAGNETEC CORPORATION, a Connecticut corporation with an office at 20 Bomax Drive, Ithaca, New York 14850 ("Lessee"), THE TOMPKINS COUNTY INDUSTRIAL DEVELOPMENT AGENCY, a New York public benefit corporation organized pursuant to the New York Public Authorities Law ("IDA"), and TRANSACT TECHNOLOGIES INCORPORATED, a Delaware corporation with an office at 7 Laser Lane, Wallingford, Connecticut 06492 ("Guarantor").

                                    RECITALS

         A. Lessor and Lessee are parties to a Lease Agreement dated as of March 23, 1992 ("Lease"), pursuant to which Lessor leased to Lessee approximately 5.34 acres of land in the Village of Lansing, Tompkins County, State of New York, and agreed to construct a manufacturing and office building for Lessee on the Premises. Permanent occupancy of the building was obtained by Lessee on or about November 20, 1992 and the Lease commencement date under the Lease was November 20, 1992.

         B. Lessor transferred the Premises to the IDA, subject to the Lease, on or about June 11, 1993 and entered into an installment sales contract to purchase the property back from the IDA. Under the installment sales contract, Lessor retained all beneficial rights and interest in the Premises.

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         C. The Lease was guaranteed by Tridex Corporation, the then parent company of Lessee.

         D. Lessee previously requested Lessor to construct an Addition of approximately 10,476 square feet (hereafter referred to as "Addition No. 1") to the Leased Property (as defined in the Lease) and the parties entered into a Lease Amendment dated as of October 18, 1993 providing for the construction of such Addition No. 1 and to amend the Lease accordingly.

         E. Pursuant to the provisions of Article I, Section B of the Lease, Lessee is granted the option to lease Parcel 2 as shown on the map annexed hereto as Exhibit A, subject to agreement of the Landlord.

         F. Lessee has requested Lessor to construct another Addition of approximately 23,000 square feet (hereafter referred to as "Addition No. 2" ) in part on the Leased Property (as defined in the Lease and the Amendment of October 18, 1993) and in part on Parcel 2 as shown on Exhibit A. The purpose of this Lease Amendment is to provide for the.construction of the new Addition No. 2, to add Parcel 2 as shown on the annexed Exhibit A to the premises leased, and to amend the Lease and the Amendment above mentioned accordingly.

         NOW, THEREFORE, in consideration of the following mutual covenants, the parties agree as follows:

         1. All capitalized terms used herein which are not otherwise defined shall have the same meaning given to those



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 terms in the Lease.

         2. Lessee hereby exercises the option to lease Parcel 2. Accordingly, the last sentence of Article I, Section A is amended to read as follows.

         Exhibit A depicts two parcels of land, Parcel 1 of approximately 5.3 4 acres and Parcel 2 of approximately 2 acres (Parcels 1 and 2 hereafter referred to as the "Premises").

         3. The last sentence of the first paragraph of Article I, Section C of the Lease (and the Amendment of October 18, 1993) is amended to read as follows-

         The Premises, building and improvements, including the Addition No. 1 constructed pursuant to the Lease Amendment of October 18, 1993 and the Addition No. 2 referenced below are hereafter referred to as the "Leased Property".

         4. The following paragraph is hereby added to Article I, Section C and the Amendment thereto:

         Lessor agrees to construct on the Premises, at its own cost and expense, an Addition of approximately 23,000 sq. ft. on the west side of the building currently located on the Premises (along with parking space for 35 additional cars) (hereinafter referred to as the "Addition No. 2" ). The Addition No. 2 shall be constructed in accordance with the following plans and drawings prepared by Tallman & Tallman, Architects, which plans have previously been reviewed and approved by Lessor and Lessee, along with such other changes thereto as may be hereinafter approved by Lessor and Lessee.

                  Description                                  Date                     Revised
                  -----------                                  ----                     -------
A-1      Addition to Ithaca Peripherals,                      6/25/96                   8/19/96
         Inc. Site Plan

A-2      Overall Plan                                         6/25/96                   8/26/96

A-3      Foundation Plan                                      6/25/96                   8/26/96

A-4      First Floor Plan                                     6/25/96                   8/26/96




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
A-5      Elevations and Details                               6/25/96                   8/26/96

A-6      Wall Sections                                        6/25/96                   8/26/96

A-7      Details/Elevations/Schedules                         8/20/96

H-1      Addition HVAC Plan                                   8/26/96

H-2      HVAC Plan Existing Plant                             8/26/96

H-3      Details and Schedules                                8/26/96

P-1      Addition - Plumbing Plan                             8/26/96

P-2      Schedules and Details                                8/26/96

SP-1     Floor Plan- Sprinkler System                         8/26/96

SP-2     Existing Plant - Sprinkler Plan                      8/26/96

E-1      Addition to Power Plan                               8/26/96

E-2      Addition to Lighting Plan                            8/26/96

E-3      Existing Plant - Power Plan                          8/26/96

E-4      Lighting Plan Existing Plant                         8/26/96

E-5      Schedules and Details                                8/26/96

         5. The following new paragraph shall be added at the end of Article I, Section. E (as previously amended):

         Construction of the Addition No. 2 shall commence within one week of the date this Lease Amendment is executed and shall be completed and delivered to Lessee for lawful occupation by January 1, 1997. The Addition No. 2 shall be constructed, and the Addition shall be rendered to Lessee for occupancy, in compliance with the Building Code of the Town and Village of Lansing, County of Tompkins and State of New York for use as a light manufacturing facility.

         6. Article I, Section F(1) of the Lease (as previously amended) is hereby amended to read as follows.

         (1) The Lessor has obtained or will obtain all governmental permits, licenses, certificates and approvals, including subdivision approval, if

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         required, necessary to construct and occupy the building and improvements (including the Addition No. 2) set forth in the plans as described in paragraph C of the Lease.

         7. The Lessor repeats each of the other representations and warranties set forth in Article I, Section F and acknowledges that the representations and warranties apply with equal force to Addition No. 2 and to the construction to be undertaken hereunder.

         8. The first sentence of Article II of the Lease and the Amendment of October 18, 1993 is amended as follows:

         Upon completion of the Addition No. 2 provided for by this Amendment and issuance of a certificate of occupancy, the term of this Lease shall extend for a period of ten (10) years thereafter.

         9. Effective upon the date of the issuance of a certificate of occupancy for the Premises (including the Addition No. 2 to be constructed pursuant to this Amendment), Article III, Section A of the Lease (including the Amendment of October 18, 1993 thereto) is hereby amended as follows.

         Lessee shall pay to Lessor rent for the Leased Property during the term of this Lease on a gross square footage basis as determined by the exterior dimensions of the building, including the Addition No. 1 previously constructed and the Addition No. 2 to be constructed pursuant to this Amendment (but excluding the courtyard) at the following annual rates:

         Years 1 through 5    -    $7.00 per gross square foot

         Years 6 through 10   -    $7.50 per gross square foot

         Payment of rent pursuant to this Amendment shall commence only upon completion of the Addition No. 2 and issuance of a certificate of occupancy for the Addition. If the Addition No. 2 is completed on a day other than the first of a month, the first and last month's rent for the Addition No. 2 shall be

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         prorated accordingly. Until such date, rent shall continue to be paid in accordance with the provisions of the Lease Amendment of October 18, 1993.

         10. During the construction of Addition No. 2, Lessor agrees to use its best efforts to coordinate construction so as to minimize disruption of Lessee's business operations.

         11. All references in the Lease to the "building and improvements" or phrases of similar meaning shall be deemed to include the Addition No. 1 constructed pursuant to the Amendment of October 18, 1993 and the Addition No. 2 as described herein after the issuance of a certificate of occupancy for Addition No. 2.

         12. Except as specifically amended hereby, the Lease Agreement and the Lease Amendment of October 18, 1993 remain in full force and effect in accordance with their terms.

         13. The IDA is signing this Lease Amendment solely for the purpose of signifying its consent to this Amendment, but does not undertake and shall not be liable or responsible for any of the obligations or liabilities of the landlord under the Lease Agreement, as amended.

         14. Lessor consents to the substitution of Transact Technologies Incorporated for Tridex Corporation as Guarantor of the Lease. Tridex Corporation is released from all obligations under its guarantee of the Lease. Transact Technologies Incorporated shall guarantee Lessee's performance of this Lease by signing the guarantee form attached to this Amendment.




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         15. This Amendment is subject to and contingent upon Landlord obtaining subdivision and site plan approval from the Village of Lansing and Parcel 2 being conveyed to IDA.

         16. This Lease Amendment may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have subscribed this Lease Amendment as of the date first written above.

BOMAX PROPERTIES LLC                              TRANSACT TECHNOLOGIES
                                                  INCORPORATED

By:    /s/ Robert T. Dean                         By    /s/ Richard L. Cote
   ------------------------------------------        ---------------------------
                                                  Title:    Executive VP & CFO
   ------------------------------------------            -----------------------
Title:    Manager
       --------------------------------------


                                                  THE TOMPKINS COUNTY
     ITHACA PERIPHERALS, a division               INDUSTRIAL DEVELOPMENT
     of MAGNETEC CORPORATION                      AGENCY

By:    /s/ Lucy H. Staley                         By    /s/ Stuart W. Seton
   ------------------------------------------        ---------------------------
Title: Sr. Vice President and General Manager     Title:    Chairman
       --------------------------------------            -----------------------


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                               GUARANTEE OF LEASE

         WHEREAS, BOMAX PROPERTIES as Lessor, and ITHACA PERIPHERALS, a division of MAGNETEC CORPORATION, as Lessee, have entered into a Lease Agreement dated as of March 23, 1992, a Lease Amendment dated as of October 18, 1993, and a further Lease Amendment dated December 2, 1996,

         WHEREAS, BOMAX PROPERTIES has required that ITHACA PERIPHERALS, a division of MAGNETEC CORPORATION furnish a guarantee of the Lease and Amendment executed by its parent,- TRANSACT TECHNOLOGIES INCORPORATED;

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, TRANSACT TECHNOLOGIES INCORPORATED ("Guarantor") hereby guarantees unto BOMAX PROPERTIES the full and faithful performance of all of the obligations of ITHACA PERIPHERALS, a division of MAGNETEC CORPORATION, under the Lease and Amendments, including without limitation, the prompt payment of all rent and fees due under the Lease and Amendments or under any renewal or extension thereof.

         BOMAX PROPERTIES agrees to give to Guarantor written notice of any default by ITHACA PERIPHERALS under the Lease and Amendments at the address set forth below (or at such other address as the Guarantor may designate in writing), and to permit Guarantor to cure any such default within any


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applicable cure period set forth in the Lease.

Dated:  December 2, 1996

Address for Notices:                         TRANSACT TECHNOLOGIES
                                             INCORPORATED

    7 Laser Lane                             By:   /s/ Richard L. Cote
----------------------------------------         -------------------------------

    Wallingford, CT 06492..                  Title:    Executive VP & CFO
----------------------------------------            ----------------------------

                                             BOMAX PROPERTIES LLC

    42 Esty Drive                            By:   /s/ Robert T. Dean
----------------------------------------         -------------------------------

    Ithaca, NY 14850
----------------------------------------         -------------------------------

                                             Title:     Manager
                                                    ----------------------------




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